2023 Annual Shareholder Meeting

2022: Setting a Foundation for Continued Growth

Conduct Meeting Business

Joel R. Zullinger
Chairman of the Board

Important Disclosures

Forward Looking Statements

Certain statements we make today may constitute "forward-looking statements" under Section 27A of the Securities Act and Section 21E of the Exchange Act, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The actual results of Orrstown Financial Services, Inc. (the "Company") may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, risks and uncertainties related to economic conditions, competition in the geographic and business areas in which the Company conducts its operations, ability to full achieve expected savings, efficiencies or synergies from cost savings initiatives, changes in laws and regulations, interest rate movements, changes in credit quality, ability to raise capital under favorable conditions, volatility in the securities markets, demand for our products and services, geopolitical tensions, changes in litigation matters and associated expenses with pending litigation and legal proceedings, operational risks including cybersecurity incidents, fraud, natural disasters and future pandemics, expenses associated with pending litigation and legal proceedings and other risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. The statements we make today are valid only as of today's date and we disclaim any obligation to update this information.

Important Disclosures

Non-GAAP Measures

Throughout this presentation, we refer to certain non-GAAP measures, including, without limitation, efficiency ratio, tangible book value per common share, adjusted net income, adjusted diluted earnings per common share (EPS), adjusted return on average assets and adjusted return on average equity. For a reconciliation of non-GAAP measures to U.S. GAAP results and our rationale for usage of non-GAAP measures, see the Appendix in this presentation.

Rules of Conduct

In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc., we ask you to honor the following rules of procedure:

- ✓ Shareholders who are attending via webcast can submit questions during the meeting and those questions will be addressed prior to adjournment. Shareholders also had the opportunity to pose questions before the meeting via email.

- ✓ Shareholders who are attending through an audio only (phone) line, do not have the ability to ask questions.

- ✓ Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company. Additional questions can be submitted to ir@orrstown.com.

Board of Directors


Joel R. Zullinger


Thomas R. Quinn, Jr.


Cindy J. Joiner, CPA


Mark K. Keller


Thomas D. Longenecker


Meera R. Modi


Andrea L. Pugh


Michael J. Rice


Eric A. Segal


Glenn W. Snoke


Floyd E. Stoner

Conduct Meeting Business

Joel R. Zullinger
Chairman of the Board

Management Report

Thomas R. Quinn, Jr.

President & CEO

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & Chief Executive Officer*	32 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
Neelesh Kalani *EVP/Chief Financial Officer*	18 years	2020	Finance | Treasury | Strategic | Executive	Sun National, Harleysville, Willow Financial
Adam Bonanno *EVP/Chief Operations & Technology Officer*	12 years	2022	Strategy | Digital | Data Analytics Cybersecurity | Operations | Executive	Truist, Susquehanna, Bryn Mawr Trust Lockheed Martin
Robert G. Coradi *EVP/Chief Risk Officer*	34 years	2012	Risk | Credit | Operations | Executive	Susquehanna
Matthew Dyckman *EVP/General Counsel*	25 years	2021	Legal | Risk | Compliance | Executive	Goodwin Procter, Dentons, Thacher Proffitt & Wood
Philip E. Fague *EVP/Trust and Wealth Management*	34 years	1988	Mortgage | Trust | Lending | Executive	Orrstown
Jeffrey S. Gayman EVP/Retail & Mortgage Banking	26 years	1996	Lending | Retail | Executive	Orrstown
Christopher Holt EVP/Market President	33 Years	2019	Lending | Retail | Executive	BB&T, Susquehanna
David T. Hornberger EVP/Market President	36 years	2016	Lending |Retail | Executive	Susquehanna, Graystone Tower
Zachary Khuri EVP/Market President	14 years	2019	Lending |Retail | Executive	FNB, Metro
Heather K. Knisely *SVP/Chief Human Resources Officer*	25 years	2018	HR | Training | Retail	Santander, Waypoint
Adam L. Metz *EVP/Chief Revenue Officer*	26 years	2016	Lending | Retail | Executive	Metro, M&T
William J. Ziegler, CPA *EVP/Chief Credit Officer*	34 years	2021	Lending | Credit Administration	FNB, BB&T, Sun Trust

Corporate Overview

Financial Highlights *

$2.9B Assets	$2.2B Loans	$2.5B Deposits	4.14% NIM
1.33% ROAA	17.28% ROAE	63.0% Efficiency Ratio	18.5% Fee Income / Op. Revenue

Franchise Overview *

- Founded in 1919
- Established track record of profitable growth since 2016
- 22 branches serving customers throughout Central and Eastern Pennsylvania and the greater Baltimore, Maryland region
- Deposits per Branch: $113 million (MM)
- No. of Employees: 419
- Assets Under Management (AUM): $1.7 billion
- Shares Outstanding: 10.7MM
- Tangible Book Value per Common Share: $19.47
- Tier 1 Common Equity Ratio: 11.2%**
- Total Risk-Based Capital (RBC) Ratio: 12.3%**


PA
Lebanon
Harrisburg
Carlisle
Lancaster
York
Chambersburg
MD
Baltimore
Annapolis
ORRF Branches
ORRF Headquarters

* Financial data at or for the quarter ended December 31, 2022.
** Bank Only

Strong Geographically Diverse Markets


Central Region
Franklin, Cumberland, Harrisburg & West Shore
Maintain and Defend Legacy Market Share
PA
Lebanon
Harrisburg
Carlisle
Chambersburg
York
Lancaster
Eastern Region
Lancaster / Berks
Growth Market
MD
Baltimore
Annapolis
Maryland Region
Greater Baltimore
Growth Market
ORRF Branches
ORRF Headquarters

Geographic Focus Driven by Relationship Banking Model

- ✓ Three geographic regions
- ✓ Markets connected by significant highway infrastructure
- ✓ Focus on commercial lending and deposit relationships
- ✓ Growth markets are well-positioned for continued commercial loan growth and fee income penetration

Track Record of Profitable Growth

2016
- Entered **Eastern PA market**
- Entered **Harrisburg, PA market**
- Established Administrative HQ in Harrisburg, PA

2017
- Organic expansion continued in growth markets
- Opened 2 branches and 1 loan production office

2018
- Acquired **First Community Bank of Mercersburg**

FIRST COMMUNITY BANK OF MERCERSBURG

Assets: $184MM

2019
- **Entered MD market** with acquisition of **Hamilton Bancorp**
- Added **15** commercial lenders
- Closed 3 branches

Hamilton Bancorp, Inc.

Assets: $496MM

2020
- Originated **3,200 Paycheck Protection Program (PPP) loans** totaling **$468MM**
- Closed 5 branches

2021
- Originated **3,350+ PPP loans** totaling $232MM
- **Abrigo loan origination system** installed and integrated
- Closed 6 branches and 2 loan production offices

2022
- **Loan Growth of $349MM or 19%** (x PPP loans)
- Replaced PPP income from prior years
- Closed **4** Branches
- Agreed to sell **1** branch in 2Q23



ROAA 0.50%
$1.4B
ROAA 0.54%
$1.6B
ROAA 0.75%
$1.9B
ROAA 0.76%
$2.4B
ROAA 1.00%
$2.8B
ROAA 1.14%
$2.8B
ROAA[1] 1.22%
$2.9B
2016
2017
2018
2019
2020
2021
2022
Total Assets

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

* Note that Total Assets presented above in Billions.

2022 Year in Review

- **Adjusted Net Income: $34.9[1] million / Diluted EPS of $3.25[1]**
  - ✓ **Strong Loan Growth**
    - $349 million or 19% (Excl. PPP Loan Forgiveness Activity)
  - ✓ **Asset Quality Metrics Remain Strong**
    - Allowance to Loan Losses (ALL) to Total Loans Ratio of 1.17%
    - Net Charge-Offs (NCO) of $162 thousand
  - ✓ **Deposit Retention**
    - Deposits remained relatively flat for the year despite client utilization of remaining PPP funds
  - ✓ **Rising Interest Rates and Asset Liability Management**
    - Margin expansion of 56 basis points (bps) to 3.81%
    - Yields on interest earning assets up 65 bps to 4.15%
    - Cost of funds on interest bearing liabilities up 12 bps to 0.45%

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

Dividend Trend



$0.24
$0.22
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
186%
INCREASE
$0.20
$0.07
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33
MAY 2015
MAY 2023

- 33 consecutive quarterly dividends since May of 2015
- Dividend has increased 10 times over the last 33 quarters; 186% increase
- It remains our goal to reward shareholders through dividends and shareholder value accretion

Financial Report

Neelesh Kalani
Chief Financial Officer

Phases of Growth

Phase 1 Pre-2022	Phase 2 2022-2023	Phase 3 Post 2023
ACQUISITIONS ORGANIC GROWTH KEY HIRES	**ORGANIC GROWTH BUILD EFFICIENCIES KEY HIRES**	**ORGANIC GROWTH ACQUISITION BUILD EFFICIENCIES**

• Market Expansion:
  ▪ *Invest in customer facing talent and infrastructure*
• Branch Optimization:
  ▪ *Closed 14 branches since 2019*
  ▪ *Currently have 26 branches*
• Acquisitions:
  ▪ *First Community Bank of Mercersburg*
  ▪ *Hamilton Bank*
• Focus on Revenue Growth:
  ▪ *Deploying excess cash*
  ▪ *Capitalizing on Fee Income opportunities*
• Transition from PPP
	• Market Expansion:
	  ▪ *Continue to Invest in customer facing talent and infrastructure*
	• Product Consolidations
	• Deposit Retention and Growth
	• Disciplined Pricing Strategies
	• Maintain Credit Quality Levels
	• Technology Initiatives:
	  ▪ *Network Upgrade*
	  ▪ *Debit Card Processing*
	  ▪ *Disaster Recovery*
	  ▪ *Digital Offerings*
	• Expense Management
	• Capital Management
	• Achieve Peer Profitability Level
		• Market Expansion:
		  ▪ *Continue to Invest in customer facing talent and infrastructure*
		• Look to gain market share through acquisition:
		  ▪ *Complement existing Markets*
		  ▪ *Disciplined Pricing*
		  ▪ *The "Right Fit"*
		• Maintain Credit Quality Levels
		• Digital Transformation
		• Deposit Retention and Growth
		• Disciplined Pricing Strategies
		• Expense Management
		• Capital Management
		• Maintain Peer Profitability

2022 Financial Highlights

➢ Modest Growth in Assets - $88 million, or 3.1%

- Utilized excess cash at the end of 2021 to support loan growth of $173 million, or 9%
  - Excluding PPP forgiveness, total loans grew by $349 million or 19%
    - ✓ Commercial loan growth - $300 million or 21%
    - ✓ Consumer loan growth - $49 million or 13%
- Capitalized on rising rates by investing an additional $41 million in our investment portfolio

➢ Deposits Stable

- Deposits remained relatively flat despite rising rates, competitive pressures and the outflows of residual PPP balances
- Loans to Deposits Ratio - 87%
- Core Deposits to Total Deposits – 90%

➢ Credit Quality Remains Strong

- ALL to Total Loans Ratio – 1.17%
- NCO - $162 thousand

2022 Financial Highlights

➢ Adjusted Net Income $34.8[1] million / Diluted EPS of $3.25[1]

- 3Q22 included a provision of $13 million for a litigation settlement and $3.2 million for restructuring to improve long-term growth and operating efficiencies
- Inclusive of the one-time charges, Net Income was $22.0 million or $2.06 diluted EPS

➢ Significant Net Interest Income Improvement - up $12.7 million, or 14.5%

- PPP lost interest income due to forgiveness – $10.7 million
- Margin expanded by 56 bps to 3.81% in 2022 / 4th quarter 2022 at 4.14%
- Yields on earning assets increased by 65 bps to 4.15% / 4th quarter 2022 at 4.83%
- Yields on interest bearing liabilities increased by 12 bps to 0.45% / 4th quarter 2022 at 0.90%

➢ Financial Ratios Continue To Improve

- Efficiency Ratio – 62.9%[1]
- Return on Average Assets - 1.22%[1]
- Return on Average Equity - 14.25%[1]
- Capital Ratios – continue to be "Well Capitalized"

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

Enhanced Profitability Levels

Earnings Growth [1]


$3.25
$2.96
$2.49
$2.28
$1.80
$34.8
$32.9
$27.5
$24.0
$15.3
2018
2019
2020
2021
2022
Net Income ($ in millions)
Diluted EPS

23%

Net Income CAGR

16%

Diluted EPS CAGR

Return on Average Assets & Equity [1]


10.24%
11.65%
12.12%
12.54%
14.25%
0.90%
1.08%
1.04%
1.14%
1.22%
2018
2019
2020
2021
2022
ROAE
ROAA

Net Interest Income and Net Interest Margin


3.36%
3.43%
3.44%
3.25%
3.81%
$51.4
$69.3
$83.6
$87.0
$99.6
2018
2019
2020
2021
2022
Net Interest Income ($ in millions)
Net Interest Margin

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

Strong Loan Growth

Loans ($ in millions)



CAGR 15%
$1,251
$428
$823
$1,654
$576
$1,078
$1,992
$450
$403
$1,139
$1,989
$392
$190
$1,407
$2,162
$442
$14
$1,707
2018
2019
2020
2021
2022
Commercial Loans
PPP Loans
Consumer Loans

2022 Loan Composition [1]

Total Loans: $2.2B



CRE - Non-Owner Occupied 28%
Multi-Family 6%
Non-Owner Occupied Residential 5%
Commercial & Industrial 17%
PPP 1%
Residential Mortgage 19%
Other 1%
Acquisition & Development 8%
CRE - Owner Occupied 15%

Number of Commercial Lenders – **31**

Number of Mortgage Loan Officers - **10**

Loan Growth in 2022– **19%**
(excl. PPP Forgiveness Activity)

Average Loan Yield for 2022 – **4.59%**

Average Loan Yield for 4Q22 – **5.04%**

1 – Financial date as of December 31, 2022.

Focus on Growing Core Deposits

Deposits ($ in millions)



$1,559
$384
$1,175
$1,876
$520
$1,356
$2,357
$396
$1,961
$2,465
$302
$2,163
$2,476
$251
$2,225
2018
2019
2020
2021
2022
Core Deposits
Time Deposits

12%

Total Deposit CAGR

17%

Total Core Deposit CAGR

2022 Deposit Composition [1]



Total Deposits: $2.5B
Money Markets 40%
Savings 30%
Non-Interest DDA 20%
Time Deposits 10%

90% Core Deposits

87% Loan-to-Deposit Ratio

145% Growth in Non-Interest Deposits since 2018

1 – Financial date as of December 31, 2022.

Diversified Revenue Streams

- Focus on "Value Added" Fee Income
- Gain market share in growth markets
  - ✓Wealth Management
  - ✓Mortgage Banking
- AUM at Year-End – $1.7 billion
- Seek Swap Fee opportunities
- Promote Debit Card usage

21%

2022
Fee Income /
Operating Revenue

Non-Interest Income ($ in millions)



$21.9
$28.5
$28.3
$29.2
$27.0
2018
2019
2020
2021
2022

2022 Non-Interest Income Breakout



10%
15%
17%
15%
42%
2%
Wealth Management
Mortgage Banking
Interchange Income
Service Charges
Swap Fees
Other Income

Operational Efficiency

Continue to monitor and improve upon our processing efficiencies:

- **Initiatives** to enhance Technology and automate processes
  - Designed to further **increase efficiencies** from both a cost and workflow perspective
  - Provide a **better level of service** both internally and externally
- Continue to **optimize** our Branch Network:
  - Closed an additional **4 branches** in 2022 with 1 branch pending sale in 2Q23
  - Deposits per Branch increased to **$113MM** at the end of 2022
- Efficiency Ratio improved to **63%**
  - Goal is to be below 60%

Efficiency Ratio [1]



75%
70%
65%
64%
63%
2018
2019
2020
2021
2022

Deposits per Branch ($ in millions)



2.2x
$50.3
$50.7
$73.7
$94.8
$112.7
2018
2019
2020
2021
2022

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

Summary Financial Overview

$ in millions (except per share data and # lenders)	12/31/2018	12/31/2019	12/31/2020	12/31/2021	12/31/2022	CAGR 1 Year	CAGR 4 Years
Assets	**$1,934**	**$2,383**	**$2,751**	**$2,835**	**$2,922**	3%	11%
Total Gross Loans[1]	**1,251**	**1,654**	**1,991**	**1,989**	**2,162**	9%	15%
C&I Loans[1]	342	432	843	739	686	-7%	19%
CRE Loans	482	645	699	857	1,035	21%	21%
Total Commercial Loans[1]	**823**	**1,078**	**1,542**	**1,597**	**1,721**	**8%**	**20%**
Total Deposits	**1,559**	**1,876**	**2,357**	**2,465**	**2,476**	**0%**	**12%**
Non-interest DDA	205	249	457	553	502	-9%	25%
Interest DDA	565	619	884	903	987	9%	15%
Money Market & Savings	405	488	620	707	736	4%	16%
Total Core Deposits	**1,175**	**1,356**	**1,961**	**2,163**	**2,225**	**3%**	**17%**
Certificates of Deposit	384	520	396	302	251	-17%	-10%
Trading Price	$18.21	$22.62	$16.55	$25.20	$23.16	-8%	6%
Tangible Book Value Per Share[2]	16.73	17.65	19.93	22.32	19.47	-13%	4%
Diluted Earnings Per Share[2]	1.70	1.93	2.49	2.92	3.25	11%	18%
Dividend/Share	0.51	0.60	0.68	0.74	0.76	3%	10%
Market Capitalization	172	253	185	282	247	-12%	9%
Efficiency Ratio[2]	76%	73%	65%	65%	63%	-3%	-5%

1 - Includes PPP loans.
2 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information..

Areas of Focus in 2023

Thomas R. Quinn, Jr.

President & CEO

Areas of Focus in 2023

- ✓ Relationship Banking Model in Focus
- ✓ Manage Margin Effectively with Disciplined Pricing Strategy
- ✓ Maintain Credit Quality Levels
- ✓ Technology Initiatives / Digital Transformation
- ✓ Process Automation Initiatives
- ✓ Deposit Retention and Growth
- ✓ Emphasize Additional Fee Income Opportunities
- ✓ Expense Management
- ✓ Capital Management

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Thank You for Being a Loyal Shareholder

Appendix

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets used by the Company, are determined by methods other than in a. Additionally, the Company incurred $3.2 million and $13.0 million in restructuring charges and a provision for legal settlement, respectively, during the year ended December 31, 2022.

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of non-recurring charges on recent financial results.

The efficiency ratio, tangible book value per common share, adjusted net income, diluted earnings per common share, adjusted return on average assets and adjusted return on average equity, in accordance with U.S. Generally Accepted Accounting Principles (GAAP). While we believe this information is a useful supplement to GAAP based measures presented, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure shown together with its most directly comparable GAAP based measure.

Non-GAAP Financial Measure Reconciliation

Efficiency Ratio (Non-GAAP)		2022		2021		2020		2019		2018
(Presented In Millions)										
Net Interest Income	$	99.6	$	87.0	$	83.6	$	69.3	$	52.2
Plus Non-Interest Income		27.0		29.2		28.3		28.5		21.0
Total Revenue (A)	**$**	**126.6**	**$**	**116.1**	**$**	**111.9**	**$**	**97.8**	**$**	**73.2**
Non-Interest Expense	$	95.8	$	74.1	$	74.1	$	77.3	$	57.9
Minus Litigation Settlement	$	(13.0)								
Minus Restructuring Charge & Merger Expense		(3.2)		-		(1.3)		(9.0)		(3.2)
Adjusted Non-Interest Expense (B)	**$**	**79.7**	**$**	**74.1**	**$**	**72.8**	**$**	**68.3**	**$**	**54.7**
Adjusted Efficiency Ratio (B / A)		**63%**		**64%**		**65%**		**70%**		**75%**

Tangible Book Value (Non-GAAP)		2022		2021		2020		2019		2018
(Presented in Millions except for Tangible Book Value Per Share)										
Total Shareholders' Equity (GAAP)	$	228.9	$	271.7	$	246.2	$	223.2	$	173.4
Less Goodwill		18.7		18.7		18.7		19.9		12.6
Less Intangible Assets		3.1		4.2		5.5		7.2		3.9
Less Related Tax Effect		(0.6)		(0.9)		(1.1)		(1.5)		(0.8)
Tangible Book Value (Non-GAAP) (A)	**$**	**207.7**	**$**	**249.6**	**$**	**223.2**	**$**	**197.7**	**$**	**157.7**
Ending Period Shares Outstanding (B)		**10.7**		**11.2**		**11.2**		**11.2**		**9.4**
Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)	**$**	**19.47**	**$**	**22.32**	**$**	**19.93**	**$**	**17.65**	**$**	**16.73**
Cumulative Dividend		3.29		2.53		1.79		1.11		0.51
Tangible Book Value (Non-GAAP) / Shares Outstanding Adj. for Cumulative Dividend	**$**	**22.76**	**$**	**24.85**	**$**	**21.72**	**$**	**18.76**	**$**	**17.24**

Non-GAAP Financial Measure Reconciliation

Net Income / Diluted EPS / Ratios	2022	2021	2020	2019	2018
(Presented In Millions except for Diluted EPS)					
Average Assets	$ 2,844.8	$ 2,894.8	$ 2,645.8	$ 2,225.1	$ 1,710.6
Average Equity	244.3	262.2	226.9	206.0	149.7
Net Income (GAAP)	**$ 22.0**	**$ 32.9**	**$ 26.5**	**$ 16.9**	**$ 12.8**
Add Litigation Settlement	$ 13.0	$ -	$ -	$ -	$ -
Add Restructuring Charge & Merger Expense	3.2	-	1.3	9.0	3.2
Less Related Tax Effect @ 21%	3.4	-	0.3	1.9	0.7
Adjusted Net Income (Non-GAAP)	**$ 34.8**	**$ 32.9**	**$ 27.5**	**$ 24.0**	**$ 15.3**
Diluted Shares	**10.7**	**11.1**	**11.0**	**10.5**	**8.5**
Diluted EPS (GAAP)	**$ 2.06**	**$ 2.96**	**$ 2.40**	**$ 1.61**	**$ 1.50**
Adjusted Diluted EPS (Non-GAAP)	**$ 3.25**	**$ 2.96**	**$ 2.49**	**$ 2.28**	**$ 1.80**
ROAA (GAAP)	**0.77%**	**1.14%**	**1.00%**	**0.76%**	**0.75%**
Adjusted ROAA (Non-GAAP)	**1.22%**	**1.14%**	**1.04%**	**1.08%**	**0.90%**
ROAE (GAAP)	**9.02%**	**12.54%**	**11.66%**	**8.21%**	**8.56%**
Adjusted ROAE (Non-GAAP)	**14.25%**	**12.54%**	**12.12%**	**11.65%**	**10.24%**